UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2025

KHEOBA CORP.
(Exact name of Registrant as specified in its charter)

Nevada	333-263020	98-1636812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KHEOBA CORP.

2A Los Realejos 38410,

Tenerife, Spain

0000

(Address of principal executive offices)

+60 1116761431

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger to Change Company’s Domicile

On August 17, 2025, KHEOBA CORP., a Nevada corporation (“KHEOBA Nevada” or “Company”) entered into a Merger Agreement (the “Reincorporation Merger Agreement”) with KHEOBA Limited, a British Virgin Islands company limited by shares (“KHEOBA BVI”), and its wholly-owned subsidiary, KHOB Merge Sub Limited, a BVI company (“Merger Sub”), relating to a proposed merger transaction for the sole purpose of changing the Company’s jurisdiction of incorporation from Nevada to British Virgin Islands.

The Reincorporation Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, KHEOBA Nevada will be merged with and into Merger Sub (“Reincorporation Merger”), with Merger Sub surviving the Reincorporation Merger as a wholly-owned subsidiary of KHEOBA BVI, and KHEOBA Nevada’s corporate existence will cease. At the closing of the Reincorporation Merger, KHEOBA BVI will issue Class A ordinary shares (the “KHEOBA BVI Class A Ordinary Shares”) to KHEOBA Nevada’s shareholders.

At the effective time of the Reincorporation Merger (the “Effective Time”), KHEOBA BVI, together with the Merger Sub as its subsidiary, will own and continue to conduct the KHEOBA Nevada’s business in substantially the same manner as is currently being conducted by the KHEOBA Nevada and its subsidiaries. Accordingly, for holders of Company common stock, much will remain unchanged following the Reincorporation Merger. There will be some differences in shareholder rights, given the differences between the laws of Nevada and BVI as they relate to companies incorporated in these jurisdictions. It is anticipated that the KHEOBA BVI Class A Ordinary Shares will be approved for trading on the OTCQB tier, and KHEOBA BVI will seek to have the KHEOBA BVI Class A Ordinary Shares trade under the same ticker symbol under which the KHEOBA Nevada Shares are currently traded (KHOB); however no assurance can be given that such approvals will be granted. Provided the requested approvals are granted, it is anticipated that the KHEOBA BVI Class A Ordinary Shares will begin trading on the OTCQB as soon as possible following the Effective Time.

The Reincorporation Merger Agreement contains customary closing conditions, including, among others, approval of the Reincorporation Merger by the Company’s stockholders and receipt of required regulatory approvals. The consent of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote is required to approve and adopt the Reincorporation Merger Agreement. The Board of Directors of the Company believes that the Reincorporation Merger is advisable and in the best interests of the Company and its stockholders.

The Reincorporation Merger Agreement may be terminated by Company if the Company shareholders shall not have approved the Reincorporation Merger by the requisite vote by written consent prior to the Effective Time.

The consolidated assets and liabilities of KHEOBA BVI and KHEOBA Nevada, as its wholly-owned subsidiary, immediately after the Reincorporation Merger, will be identical on a consolidated basis to the assets and liabilities of KHEOBA Nevada immediately prior to the Reincorporation Merger. The officers and directors of KHEOBA Nevada immediately before the Reincorporation Merger becomes effective will also serve as officers and directors of KHEOBA BVI upon Reincorporation Merger. The Reincorporation Merger will not result in any material change to our business and will not have any effect on the relative equity interests of our stockholders. After the Reincorporation Merger, it is also anticipated that at least initially, the officers and directors of Merger Sub, as the wholly-owned subsidiary of KHEOBA BVI, will remain the same as prior to the Reincorporation Merger.

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The Reincorporation Merger Agreement has been approved by the Boards of Directors of each of the Company, KHEOBA BVI, and Merger Sub. Subject to the required approval of the Company’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement on Form F-4 to be filed by KHEOBA BVI related to the Reincorporation Merger, and other customary closing conditions, the Reincorporation Merger is expected to be completed during the third or fourth quarter of 2025.

The foregoing summary of the Reincorporation Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Reincorporation Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Additional information about the Reincorporation Merger and where to find it: in connection with the proposed Reincorporation Merger, KHEOBA BVI intends to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 to register the Class A ordinary shares of KHEOBA BVI to be issued to the stockholders of the Company. The registration statement will include a prospectus/information statement of the Company which will be sent to the stockholders of the Company in connection with approval of the Reincorporation Merger and related matters by the stockholders of the Company, in addition to other matters. In addition, the Company may file other relevant documents concerning the proposed Reincorporation Merger with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Stockholders of the Company are urged to read the registration statement on Form F-4 and the prospectus/information statement included within the registration statement, and any other relevant documents to be filed with the SEC in connection with the proposed Reincorporation Merger, because they will contain important information about the Company, KHEOBA BVI, and the proposed transaction.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that describe future outcomes or expectations that are usually identified by words such as “will,” “should,” “could,” “plan,” “intend,” “expect,” “continue,” “forecast,” “believe,” and “anticipate” and include, for example, any statement made regarding the Company’s future plans. Actual results may differ materially as a result of various risks and uncertainties, including circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current business initiatives, and those other risks and uncertainties expressed in the cautionary statements and risk factors in the Company’s annual report on Form 10-K and other filings with the SEC. The Company may not be able to predict and may have little or no control over many factors or events that may influence its future plans, operations, and results and, except as required by law, shall have no obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization dated August 17, 2025 by and among KHEOBA BVI, Merger Sub, and the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KHEOBA CORP.

Date: August 22, 2025	By:	/s/ Ka Miew Hon
Ka Miew Hon, Chief Executive Officer

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